UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2009

DexCom, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-51222	33-0857544
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive San Diego, CA 92121	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858)-200-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2008, DexCom, Inc. (“DexCom”) filed a Current Report on Form 8-K (the “Original 8-K”) describing the Collaboration Agreement (the “Agreement”) with Edwards Lifesciences LLC (“Edwards”), pursuant to which DexCom and Edwards agreed to develop jointly and to market continuous blood glucose sensing devices for application within the hospital market. DexCom is filing this Form 8-K/A to amend the Original 8-K by attaching the Agreement as an exhibit to the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1*	Collaboration Agreement by and between DexCom, Inc. and Edwards Lifesciences LLC.

*	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

Date: January 27, 2009	By:	/s/ Steven R. Pacelli
	Name:	Steven R. Pacelli
	Title:	Chief Administrative Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1*	Collaboration Agreement by and between DexCom, Inc. and Edwards Lifesciences LLC.

*	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.